Summary Prospectus February 28, 2017, as revised May 1, 2017

Natixis Sustainable Future 2035 Fund
Ticker Symbol: Class N (NSFGX) and Class Y *

* Class Y shares are not currently available for purchase.

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at ngam.natixis.com/us/fund-documents. You can also get this information at no cost by calling 800-225-5478 or by sending an e-mail request to NatixisFunds@ngam.natixis.com. The Fund's Prospectus and Statement of Additional Information, each dated February 28, 2017,  as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Goal

The Fund seeks the highest total return consistent with its current asset allocation.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)	Class N	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None
Redemption fees	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class N	Class Y
Management fees	0.65%	0.65%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses [1]	1.92%	2.02%
Acquired fund fees and expenses [2]	0.10%	0.10%
Total annual fund operating expenses	2.67%	2.77%
Fee waiver and/or expense reimbursement [3]	2.02%	2.07%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.65%	0.70%

1 Other expenses are estimated for the current fiscal year.

2 Acquired fund fees and expenses are estimated for the current fiscal year.

3 NGAM Advisors, L.P. (the "Adviser") has given a binding contractual undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 0.65% and 0.70% of the Fund's average daily net assets for Class N and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through May 31, 2018 and may be terminated before then only with the consent of the Fund's Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitation for Class N and Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first 15 months and on the Total Annual Fund Operating Expenses for the remaining periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class N	$66	$585
Class Y	$72	$610

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Fund Summary

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

Investments, Risks and Performance

Principal Investment Strategies

The Fund employs an asset allocation strategy designed for investors planning to retire within a few years of the target year designated in the Fund's name. The Fund allocates its assets among investments in affiliated underlying funds and separately managed segments that invest directly in securities. The Fund's asset allocation will become more conservative over time by reducing its equity exposure and increasing its fixed-income exposure in accordance with a "glide path" until approximately 10 years following its target year. The Fund assumes a retirement age of 65 at the target year and is designed for investors who plan to withdraw the value of their account gradually after retirement.

The Fund follows a sustainable investing approach and selects U.S. and non-U.S. securities, including emerging markets securities, based on environmental, social and governance ("ESG") criteria with respect to such issues as fair labor, anti-corruption, human rights, fair business practices and mitigation of environmental impact, seeking a diversified portfolio of investments that contribute to a more sustainable future. The Fund also invests in underlying funds which invest principally in U.S. government and/or agency securities. The Fund may invest in securities of any market capitalization.

The Fund's equity allocation consists of three separately managed segments, with target weightings that will vary as determined by the Fund's Sub-Adviser, Wilshire Associates Incorporated ("Wilshire"):

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Mirova Global Sustainable Equity Segment – Focuses on equity securities of companies that the Fund's Sub-Adviser, Natixis Asset Management U.S., LLC ("Natixis AM US"), expects will benefit from major long-term global trends such as, among others, climate change, natural resources depletion, and population growth and movement. In selecting companies to invest in, Natixis AM US focuses on providers of solutions to the issues arising from these trends, as well as companies that provide products and services that address or are otherwise aligned with these trends. Natixis AM US selects securities based on an in-depth fundamental analysis of companies combining qualitative, financial and ESG considerations. In deciding which securities to buy and sell, Natixis AM US generally seeks to invest in securities of companies that relate to sustainable development themes derived from long-term global trends, demonstrate adherence to ESG practices, have strong fundamentals, and offer attractive valuations. The segment invests both in securities of U.S. issuers and in securities of non-U.S. issuers, including investments through American Depositary Receipts ("ADRs").

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Mirova Carbon Neutral U.S. Equity Segment – Invests in equity securities within a universe comprised of large capitalization U.S. equity securities and additional "green" stocks that Natixis AM US believes to be beneficiaries of the transition to a less carbon-centric economy. Natixis AM US selects securities from this universe that it believes demonstrate acceptable positive practices with regard to carbon footprint and ESG considerations. Natixis AM US uses a third-party service provider to assess the carbon footprint of companies in the investment universe and to determine a baseline threshold of acceptable impact on carbon emissions, taking into account both a company's carbon emissions and the carbon emissions that a company's products and services help to avoid. The portfolio managers then attempt to construct a carbon neutral portfolio (a portfolio for which total emissions do not exceed the emissions avoided by using the portfolio companies' products and services), which aims to outperform its benchmark, the S&P 500® Index, while matching the risk characteristics of the S&P 500® Index as closely as possible given a variety of constraints such as carbon impact, ESG criteria, active management of the "green" stocks and turnover.  The portfolio managers may sell a security if its carbon footprint is no longer within acceptable parameters, if its ESG criteria deteriorate, if another opportunity is more attractive, to reduce tracking error relative to the S&P 500® Index or for risk management purposes.

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Active Index AdvisorsSM ("AIA") U.S. Large Cap Value ESG Segment – Invests in stocks of companies generally considered to be value-oriented securities within the large capitalization U.S. equity market that have an ESG rating of Committed, Positive or Neutral. The segment is managed by the AIA division of NGAM Advisors, L.P. (the "Adviser") using ESG criteria ratings provided by Mirova, an affiliate of the Adviser, to construct a portfolio that seeks to track returns of the S&P 500® Value Index. The Adviser may sell a security if it falls below a Neutral ESG rating, if the security no longer represents a value-oriented large capitalization security, or to reduce tracking error relative to the S&P 500® Value Index. The segment will attempt to select securities and weights in such a way as to match the characteristics and returns of the S&P 500® Value Index as closely as possible, given a variety of constraints such as ESG criteria, security restrictions and turnover.

The Fund's fixed-income allocation consists of investments in the following underlying funds (the "Underlying Funds"), with target weightings that will vary as determined by Wilshire:

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Mirova Global Green Bond Fund – Normally invests at least 80% of its net assets (plus any borrowings made for investment purposes) in "green bonds." The proceeds of "green bonds" are used to finance projects which the fund's adviser believes will have a positive environmental impact.

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Loomis Sayles Limited Term Government and Agency Fund – Normally invests at least 80% of its net assets (plus any borrowings made for investment purposes) in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities.

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Loomis Sayles Inflation Protected Securities Fund – Normally invests at least 80% of its net assets (plus any borrowings made for investment purposes) in inflation-protected securities.

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Fund Summary

The Fund's Sub-Adviser, Wilshire, developed the Fund's glide path and determines the Fund's target allocations. The glide path represents the shifting of equity and fixed-income allocations over time and shows how the Fund's asset mix becomes more conservative as the target date approaches and passes.

The Fund's target allocations as of February 28, 2017 are 80% in equity securities and 20% in fixed-income securities. Under normal circumstances, the Fund may deviate no more than plus or minus 10% from its target allocations.

The following glide path illustrates how the Fund's target allocations are expected to change over time. This reflects individuals' expected need for reduced market risks as retirement approaches and for low portfolio volatility after retirement.

The Underlying Funds may enter into derivatives transactions as part of their principal investment strategies, such as forward currency contracts, structured notes, futures transactions and swap transactions. The Underlying Funds may also invest in investment grade corporate notes and bonds, zero-coupon bonds, securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities"), asset-backed securities and mortgage-related securities.

The Fund is expected to reach its final allocations approximately 10 years past its target year. The Fund's Board of Trustees may approve combining the Fund with other Natixis Sustainable Future Funds that have reached their final allocations if the Board determines that such combination would be in the best interest of such Funds' shareholders.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. Because of the Fund's investments in the Underlying Funds, the Fund will be subject to many of the risks below indirectly through its investments in the Underlying Funds rather than directly through investment in the actual securities themselves.

Allocation Risk: The Fund's investment performance depends on how its assets are allocated. The allocation may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.

Below Investment Grade Fixed-Income Securities Risk: The Fund's investments in below investment grade fixed-income securities, also known as "junk bonds," may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit/counterparty risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment grade fixed-income securities.

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Fund Summary

Credit/Counterparty Risk: Credit/counterparty risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit/counterparty risks with respect to the counterparties of its derivatives transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter ("OTC") derivative transactions, such as foreign currency transactions. As a result, in instances when the Fund enters into OTC derivative transactions, the Fund will be subject to the risk that its direct counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to realize gains.

Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in currency-related instruments and may invest in securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk: The Fund will be exposed to derivatives risk primarily through its investments in the Underlying Funds. Derivative instruments (such as those in which the Underlying Funds may invest, including forward currency contracts, structured notes, futures transactions and swap transactions) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that an Underlying Fund's use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives by an Underlying Fund may give rise to leverage risk and can have a significant impact on the Underlying Fund's exposure to securities markets values, interest rates or currency exchange rates. It is possible that an Underlying Fund's liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives by an Underlying Fund may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. An Underlying Fund's use of derivatives, such as forward currency contracts, structured notes, futures transactions and swap transactions involves other risks, such as the credit/counterparty risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other OTC derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that an Underlying Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. An Underlying Fund's derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.

Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by the U.S. government and an issuer's unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Equity Securities Risk: The value of the Fund's investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser's assessment of the prospects for a company's growth is wrong, or if the Adviser's judgment of how other investors will value the company's growth is wrong, then the price of the company's stock may fall or not approach the value that the Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fund's investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as ADRs.

Inflation-Protected Securities Risk: Inflation-protected securities are subject to the risk that the rate of inflation will be lower than expected. Inflation-protected securities are intended to protect against inflation by adjusting the interest or principal payable on the security by an amount based upon an index intended to measure the rate of inflation. There can be no assurance that the relevant index will accurately measure the rate of inflation, in which case the securities may not work as intended.

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund's investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise.  Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. The value of zero-coupon bonds may be more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell them, negatively impacting the performance of the Fund.

Investments in Other Investment Companies Risk: The Fund will indirectly bear the management, service and other fees of any other investment companies, including exchange-traded funds, in which it invests in addition to its own expenses. The Fund is also indirectly exposed to the same risks as the Underlying Funds in proportion to the allocation of the Fund's assets among the Underlying Funds.

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Fund Summary

Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses.

Leverage Risk: Use of derivative instruments by an Underlying Fund may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on a fund's returns, and may lead to significant losses if investments are not successful.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund's investments or in their capacity or willingness to transact may increase the Fund's exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund's investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities (securities issued under an exemption from registration under the Securities Act of 1933), are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Non-exchange traded derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk: A strategy used by the Fund's portfolio managers may fail to produce the intended result.

Market/Issuer Risk: The market value of the Fund's investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund's investments, such as management performance, financial condition and demand for the issuers' goods and services.

Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security's value, which is called extension risk. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Retirement Risk: The Fund is not a complete retirement program and there is no guarantee that an investment in the Fund will provide sufficient retirement income at or through retirement. Although the Fund will become more conservative over time (meaning that the Fund will allocate more of its assets to fixed-income investments than equity investments as it nears the target retirement date), the Fund will continue to be exposed to market/issuer risk and the share price of the Fund will fluctuate, even after the Fund reaches its most conservative allocation. This means that you could lose money by investing in the Fund, including losses near, at, or after the target retirement date. In addition, your risk tolerance may change over time, including in ways that do not correlate perfectly with the Fund's glide path. Achieving your retirement goals will depend on many factors, including the amount you save and the period over which you do so.

Small- and Mid-Capitalization Companies Risk: Compared to large-capitalization companies, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-capitalization companies.

Sustainable Investment Style Risk: Because the Fund focuses on equity securities of companies that meet certain ESG criteria, bonds whose purpose is to finance projects with a positive environmental impact and other fixed-income securities that, in the opinion of the Adviser, present minimal ESG concerns, its universe of investments may be smaller than that of other funds and therefore the Fund may underperform the market as a whole if such investments underperform the market. The Fund may forgo opportunities to gain exposure to certain attractive companies, industries, sectors or countries and it may choose to sell a security when it might otherwise be disadvantageous to do so.

Risk/Return Bar Chart and Table

Because the Fund has not yet completed a full calendar year, information related to Fund performance, including a bar chart showing annual returns, has not been included in this Prospectus. The performance information provided by the Fund in the future will give some indication of the risks of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare against those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessary indicate how the Fund will perform in the future. Updated performance information is available online at ngam.natixis.com or by calling the Fund toll-free at 800-225-5478.

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Fund Summary

Management

Investment Adviser

NGAM Advisors, L.P. ("NGAM Advisors")

Investment Subadvisers

Natixis Asset Management U.S., LLC ("Natixis AM US")

Wilshire Associates Incorporated ("Wilshire")

Portfolio Managers

Natixis AM US

Jens Peers, CFA®, has served as co-portfolio manager of the Mirova Global Sustainable Equity Segment of the Fund since 2017.

Suzanne Senellart, has served as co-portfolio manager of the Mirova Global Sustainable Equity Segment of the Fund since 2017.

Hua Cheng, CFA®, PhD, has served as co-portfolio manager of the Mirova Global Sustainable Equity Segment of the Fund since 2017.

Xavier Combet, has served as co-portfolio manager of the Mirova Carbon Neutral U.S. Equity Segment of the Fund since 2017.

Manuel Coeslier, has served as co-portfolio manager of the Mirova Carbon Neutral U.S. Equity Segment of the Fund since 2017.

All of the above portfolio managers are employees of Mirova, an affiliate of Natixis AM US, and provide portfolio management through a personnel-sharing arrangement between Mirova and Natixis AM US.

NGAM Advisors

Kevin H. Maeda, Chief Investment Officer for the Active Index AdvisorsSM division of NGAM Advisors, has served as co-portfolio manager of the AIA U.S. Large Cap Value ESG Segment of the Fund since 2017.

Serena V. Stone, CFA®, Assistant Vice President for the Active Index AdvisorsSM division of NGAM Advisors, has served as co-portfolio manager of the AIA U.S. Large Cap Value ESG Segment of the Fund since 2017.

Wilshire

Nathan Palmer, CFA®, Managing Director of Wilshire, has served as a portfolio manager of the Fund since 2017.

Elizabeth Yakes, CFA®, Vice President of Wilshire, has served as a portfolio manager of the Fund since 2017.

Purchase and Sale of Fund Shares

Class N Shares

Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. There is no initial investment minimum for certain retirement plans and funds of funds that are distributed by NGAM Distribution, L.P. There is no subsequent investment minimum for these shares. In its sole discretion, NGAM Distribution, L.P. may waive the investment minimum requirement for accounts as to which the relevant financial intermediary has provided assurances, in writing, that the accounts will be held in omnibus fashion beginning no more than two years following the establishment date of such accounts in Class N.

Class Y Shares

Class Y shares are not currently available for purchase.

Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:

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Other mutual funds, endowments, foundations, bank trust departments or trust companies.

There is no initial or subsequent investment minimum for:

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Wrap Fee Programs of certain broker-dealers, the advisers or the Distributor. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

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Certain Retirement Plans.

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Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

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Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

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Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

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Fund Summary

Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund's shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ngam.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. See the section "How Fund Shares are Priced" for details.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website  for more information.

USFF3577-0517

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